Exhibit (a)(1)(xv)

SUN AMERICAN BANCORP

OFFER TO PURCHASE FOR CASH

ANY AND ALL SERIES D WARRANTS

AT A PURCHASE PRICE OF $0.25 PER WARRANT

AND

OFFER TO PURCHASE FOR CASH

ANY AND ALL SERIES D UNDERWRITER

WARRANTS AT A PURCHASE PRICE OF $0.11 PER WARRANT

AND

OFFER TO PURCHASE FOR CASH

ANY AND ALL SERIES E WARRANTS

AT A PURCHASE PRICE OF $0.35 PER WARRANT

AND

OFFER TO PURCHASE FOR CASH ANY AND ALL

SERIES E UNERWRITER WARRANTS

AT A PURCHASE PRICE OF $0.35 PER WARRANT

AND

OFFER TO PURCHASE FOR CASH

ANY AND ALL SERIES F WARRANTS

AT A PURCHASE PRICE OF $0.32 PER WARRANT

AND

OFFER TO PURCHASE FOR CASH

ANY AND ALL SERIES F UNDERWRITER WARRANTS

AT A PURCHASE PRICE OF $0.55 PER WARRANT

THE OFFERS AND WITHDRAWAL RIGHTS

EXPIRE AT 5:00 P.M., EASTERN TIME, ON OCTOBER 24, 2007,

UNLESS THE OFFER(S) ARE EXTENDED

To Our Clients:

Enclosed for your consideration is an offer to purchase, dated September 25, 2007, and related letters of transmittal in connection with tender offers being conducted by Sun American Bancorp, a Delaware corporation (“Sun American”). Sun American is offering offer to purchase any and all Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and Series F underwriter warrants, The tender offers will be conducted upon the terms and subject to the conditions set forth in the offer to purchase, dated September 25, 2007, and the related letters of transmittal of Sun American As of August 30, 2007, the following were the number of warrants of each series that were outstanding:

•

4,822,100 Series D Warrants;

•

196,808 Series D underwriter warrants;

•

1,323,500 Series E warrants;

•

187,086 Series E underwriter warrants;

•

8,168,714 Series F warrants; and

•

740,587.5 Series F underwriter warrants.

For the Series D Warrants, the purchase price will be $0.25 per warrant.  For the Series D underwriter warrant, the purchase price will be $0.11 per underwriter warrant. For the Series E warrants, the purchase price will be $0.35 per warrant.  For the Series E underwriter warrant, the purchase price will be $0.35 per underwriter warrant.  For the Series F warrants, the purchase price will be $0.32 per warrant.  For the Series F underwriter warrants, the purchase price will be $0.55 per underwriter warrant.

Sun American will purchase all warrants properly tendered before the applicable expiration date (as specified in the Offer to Purchase) at the applicable purchase price and not validly withdrawn, net to the seller in cash, without interest, upon the terms and subject to the conditions of the tender offers.

We are the owner of record of Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants warrants held for your account. As such, we are the only ones who can tender your Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants, and we may do so only pursuant to your instructions. WE ARE SENDING YOU THE LETTERS OF TRANSMITTAL FOR YOUR INFORMATION ONLY; YOU CANNOT USE THEM TO TENDER WARRANTS WE HOLD FOR YOUR ACCOUNT.

Please instruct us as to whether you wish us to tender any or all of the Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants we hold for your account on the terms and subject to the conditions of the Tender Offers.

We call your attention to the following:

1. The purchase price for the Series D Warrants, the purchase price will be $0.25 per warrant.  For the Series D underwriter warrant, the purchase price will be $0.11 per underwriter warrant. For the Series E warrants, the purchase price will be $0.35 per warrant.  For the Series E underwriter warrant, the purchase price will be $0.35 per underwriter warrant.  For the Series F warrants, the purchase price will be $0.32 per warrant.  For the Series F underwriter warrants, the purchase price will be $0.55 per underwriter warrant.

2. None of the Tender Offers are conditioned upon any minimum number of warrants being tendered. Each Tender Offer is, however, subject to certain other conditions set forth in the offer to purchase.

3. The Tender Offers, proration periods and withdrawal rights will expire at 5:00 p.m., Eastern time, on October 24, 2007, unless Sun American extends any of the Tender Offers.

4. If you wish to tender portions of your Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants we hold for your, you must complete a separate Instruction Form for the portion which you wish to tender. We must submit separate letters of transmittal on your behalf for each warrant you wish to tender.

5. The board of directors of Sun American has approved the Tender Offers. However, neither Sun American nor its board of directors makes any recommendation to warrantholders as to whether to tender or refrain from tendering their warrants. Warrantholders must make their own decision as to whether to tender their warrants and, if so, how many warrants to tender and at what price.

If you wish to have us tender any or all of your Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants we hold, please so instruct us by completing, executing, detaching and returning to us the attached instruction form for Series D Warrants. If you authorize us to tender your Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants, we will tender all such warrants unless you specify otherwise on the attached instruction form.

YOUR INSTRUCTION FORM FOR SERIES D WARRANTS, SERIES D UNDERWRITER WARRANTS, SERIES E WARRANTS, SERIES E UNDERWRITER WARRANTS, SERIES F WARRANTS AND/OR SERIES F UNDERWRITER WARRANTS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF BEFORE THE APPLICABLE EXPIRATION DATE. THE TENDER OFFERS, PRORATION PERIODS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON OCTOBER 24, 2007, UNLESS SUN AMERICAN EXTENDS EITHER OR BOTH TENDER OFFER.

The Tender Offers are being made solely under the offer to purchase and the applicable letters of transmittal and is being made to all record holders of Series D Warrants, Series D underwriter warrants, Series E warrants, Series E underwriter warrants, Series F warrants and/or Series F underwriter warrants. The Tender Offers are not being made to, nor will tenders be accepted from or on behalf of, holders of warrants residing in any jurisdiction in which the making of the Tender Offers or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. However, Sun American may, in its discretion, take any actions necessary for it to make the Tender Offers to its warrantholders in any such jurisdiction.

INSTRUCTION FORM FOR SERIES D WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series D Warrants,

At a Purchase Price of $0.25 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series D Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series D Warrants, at a purchase price of $0.25 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series D Warrants indicated below or, if no number is indicated, all Series D Warrants you hold for the account of the undersigned, at the purchase price of $0.25 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series D Warrants to be tendered by you for the account of the undersigned:

__________________________.UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:

 INSTRUCTION FORM FOR SERIES D UNDERWRITER WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series D Underwriter Warrants,

At a Purchase Price of $0.11 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series D Underwriter Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series D Underwriter Warrants, at a purchase price of $0.11 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series D Underwriter Warrants indicated below or, if no number is indicated, all Series D Underwriter Warrants you hold for the account of the undersigned, at the purchase price of $0.11 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series D Underwriter Warrants to be tendered by you for the account of the undersigned:__________________________.  UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:

INSTRUCTION FORM FOR SERIES E WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series E Warrants,

At a Purchase Price of $0.35 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series E Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series E Warrants, at a purchase price of $0.35 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series E Warrants indicated below or, if no number is indicated, all Series E Warrants you hold for the account of the undersigned, at the purchase price of $0.35 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series E Warrants to be tendered by you for the account of the undersigned:

__________________________.UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:

INSTRUCTION FORM FOR SERIES E UNDERWRITER WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series E Underwriter Warrants,

At a Purchase Price of $0.35 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series E Underwriter Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series E Underwriter Warrants, at a purchase price of $0.35 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series E Underwriter Warrants indicated below or, if no number is indicated, all Series E Underwriter Warrants you hold for the account of the undersigned, at the purchase price of $0.35 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series D Warrants to be tendered by you for the account of the undersigned:

__________________________.UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:

INSTRUCTION FORM FOR SERIES F WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series F Warrants,

At a Purchase Price of $0.32 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series F Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series F Warrants, at a purchase price of $0.32 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series F Warrants indicated below or, if no number is indicated, all Series F Warrants you hold for the account of the undersigned, at the purchase price of $0.32 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series F Warrants to be tendered by you for the account of the undersigned:

__________________________.UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

 THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number:

INSTRUCTION FORM FOR SERIES F UNDERWRITER WARRANTS WITH RESPECT TO

SUN AMERICAN BANCORP

Offer to Purchase for Cash any and all Series F Underwriter Warrants,

At a Purchase Price of $0.55 Per Warrant

The undersigned acknowledge(s) receipt of the enclosed offer to purchase dated September 25, 2007, and the related letter of transmittal with respect to the Series F Underwriter Warrant of Sun American Bancorp, a Delaware corporation (“Sun American”), which, as may be amended and supplemented from time to time, together constitute the tender offer (the “Tender Offer”) by Sun American to purchase any and all of its Series F Underwriter Warrants, at a purchase price of $0.55 per warrant less any applicable withholding taxes, without interest, upon the terms and subject to the conditions of the Tender Offer.

The undersigned hereby instruct(s) you to tender to Sun American the number of Series F Underwriter Warrants indicated below or, if no number is indicated, all Series F Underwriter Warrants you hold for the account of the undersigned, at the purchase price of $0.55 per warrant indicated below, under the terms and subject to the conditions of the Tender Offer.

Aggregate number of Series F Underwriter Warrants to be tendered by you for the account of the undersigned:

__________________________.UNLESS OTHERWISE INDICATED, ALL OF THE WARRANTS OF SUCH SERIES OF COMMON STOCK HELD FOR THE ACCOUNT WILL BE TENDERED.

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT THE OPTION AND RISK OF THE TENDERING WARRANTHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

SIGNATURE BOX
Signature(s)
Dated:
Name(s) and
address(es):
Area Code and Telephone Number:
Taxpayer Identification or Social Security Number: